Exhibit 10.16

FIFTH AMENDMENT TO LOAN AGREEMENT AND FIRST AMENDMENT TO

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

THIS FIFTH AMENDMENT TO LOAN AGREEMENT AND FIRST AMENDMENT TO CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE (the “Amendment”) dated as of December 15, 2011 is made by and between SUNTRUST BANK, a Georgia banking corporation (the “Lender”), and SADDLEBROOK RESORTS, INC., a Florida corporation (the “Borrower”).

WITNESSETH

A. Borrower executed and delivered that certain Loan Agreement and Addendum to Loan Agreement dated November 1, 2004, as amended by (i) that certain First Amendment to Loan Agreement dated January 31, 2007, by and between Borrower and Lender; (ii) that certain Second Amendment to Loan Agreement dated November 6, 2008, by and between Borrower and Lender; (iii) that certain Third Amendment to Loan Agreement dated March 12, 2009, by and between Borrower and Lender; and (iv) that certain Fourth Amendment to Loan Agreement dated May 10, 2010, by and between Borrower and Lender (collectively, as may be amended, restated, modified or supplemented and in effect from time to time, the “Loan Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B. Pursuant to the Loan Agreement, Borrower issued to Lender (i) that certain Third Amended and Restated Revolving Line of Credit Promissory Note dated March 12, 2009 in the original principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Revolving Line of Credit Note”); and (ii) that certain Consolidated, Amended and Restated Promissory Note dated March 12, 2009 in the original principal amount of Ten Million Six Hundred Thousand and No/100 Dollars ($10,600,000) (as may be amended, restated, modified or supplemented and in effect from time to time, the “Consolidated Note,” collectively with the Revolving Line of Credit Note sometimes referred to as the “Notes”).

C. To secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Borrower, among other things, executed and delivered to Lender that certain Notice of Future Advance and Fifth Amended and Restated Mortgage, Security Agreement and Fixture Filing dated March 12, 2009 (as may be amended, restated, modified or supplemented and in effect from time to time, the “Mortgage”) whereby Borrower granted a mortgage on certain real property to Lender.

D. To further secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Borrower executed and delivered to Lender that certain Collateral Assignment of Rents, Leases and Contract Rights dated November 1, 2004 (as may be amended, restated, modified or supplemented and in effect from time to time, the “Collateral Assignment,” and collectively with the Loan Agreement, Notes, Mortgage and any and all other related transaction documents not otherwise described herein, the “Loan Documents”).

E. To further secure Borrower’s payment of the Notes and Borrower’s performance under the Loan Agreement, Saddlebrook International Tennis, Inc., a Florida corporation (the “Guarantor”), executed and delivered an Unconditional Guaranty dated March 12, 2009 guarantying, among other things, payment and performance by Borrower of all obligations evidenced by the Notes and Loan Agreement (the “Guaranty”).

F. The maturity date for the Revolving Line of Credit Note was March 12, 2011 (the “Maturity Date”), and Borrower desires to extend the Maturity Date, and although it is under no obligation to do so, Lender has agreed to the requested extension under the terms and conditions set forth below.

G. To evidence the extension, Borrower has agreed to replace the existing Revolving Line of Credit Note by issuing a new revolving line of credit promissory note dated as of the Effective Date (as defined below) in the principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000) (the “Fourth Amended and Restated Promissory Note”).

H. Borrower also desires to make a principal payment on the Consolidated Note in the amount of Two Million and No/100 Dollars ($2,000,000.00) (the “Principal Curtailment”).

NOW, THEREFORE, in consideration of the execution and delivery of this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Recitals. The parties hereto hereby affirm all recitals and statements above as true and correct.

2. Amendment to Consolidated Note; Principal Payments. The third full paragraph on page 3 of the Consolidated Note (for avoidance of doubt, the paragraph commences with the phrase “Monthly payments of principal in the amount of . . .”) is hereby amended so that, from and after the Effective Date, it shall read as follows:

“Commencing on January 12, 2012 and continuing on the twelfth (12th) day of each month thereafter until the Maturity Date (as defined below), Borrower shall make monthly payments of principal in the amount of Forty-Eight Thousand One Hundred Eleven and 11/100 Dollars ($48,111.11), plus accrued interest at the applicable Interest Rate.”

3. Waiver of Debt Service Coverage Ratio for Year Ended December 31, 2011. Lender waives compliance with the Debt Service Coverage Ratio contained in the Loan Agreement for the year ended December 31, 2011.

4. Representations, Warranties and Covenants. By executing this Amendment, Borrower represents and warrants to Lender that (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Loan Agreement, Consolidated Note, Fourth Amended and Restated Promissory Note or the Loan Documents except for those events, if any, that have been disclosed in writing to Lender or waived in writing by Lender; (b) the representations and warranties in the Loan Agreement are true as of the date of this Amendment as if made on the date hereof; (c) the financial statements and other financial information most recently provided to Lender are correct and complete in all material respects and fairly represent the financial condition of Borrower as at the date thereof and fairly represent the results of the operations of Borrower for the period covered thereby; (d) there has been no material adverse change in the business, properties, or condition, financial or otherwise, of Borrower since the date of such financial statements or other information; (e) this Amendment does not conflict with any law, agreement, or obligation by which Borrower is bound, and (f) this Amendment is within Borrower’s powers, has been duly authorized, and does not conflict with any of Borrower’s organization papers.

5. Conditions to Effectiveness. This Amendment shall become effective as of the later of the date first set forth above or upon the Lender receiving the following items, in form and content acceptable to the Lender in its sole discretion (the “Effective Date”):

5.1 Lender shall have received counterpart originals of this Amendment executed by all parties listed on the signature page(s) hereto and originals or certified or other copies of such other documents as the Lender may reasonably request.

5.2 Lender shall have received the Principal Curtailment.

5.3 Lender shall have received the original duly executed Fourth Amended and Restated Promissory Note.

5.4 Borrower shall be in compliance with all other terms and conditions of the Loan Documents.

5.5 Lender shall have received evidence that the execution, delivery and performance by Borrower of this Amendment and any instrument or agreement required under this Amendment, including, without limitation, the Fourth Amended and Restated Promissory Note, have been duly authorized.

6. Fees and Costs. Contemporaneous with the execution of this Amendment, Borrower shall pay to the Lender (a) a renewal fee equal to Four Thousand Five Hundred and No/Dollars ($4,500); and (b) all costs, expenses and attorneys’ fees incurred by Lender in connection with this Amendment.

7. Reaffirmation. Except as modified hereby, all of the terms, covenants and conditions of the Loan Agreement, Mortgage and all other Loan Documents are ratified, reaffirmed, and confirmed and shall continue in full force and effect. The Mortgage, Collateral Assignment, Guaranty and all other security agreements, mortgages and other similar instruments between Borrower and Lender shall continue to secure payment of the Consolidated Note and the Fourth Amended and Restated Promissory Note. Should any term or provision of the Loan Agreement or any other Loan Document conflict with the terms or provisions contained in this Amendment, the terms and provisions of this Amendment shall be controlling. This Amendment is not intended to be, nor shall it be construed to be, a novation or an accord and satisfaction of any other obligation or liability of Borrower to Lender.

8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

9. FINAL AGREEMENT. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SADDLEBROOK RESORTS, INC.		SUNTRUST BANK

By:	/s/ Thomas L. Dempsey	By:	/s/ Michael R. Dehney

	Thomas L. Dempsey, Chief Executive Officer		Michael R. Dehney, Vice-President

Signature page to Fifth Amendment to Loan Agreement and

First Amendment to Consolidated, Amended and Restated Promissory Note

The undersigned, a guarantor of Borrower’s obligations to Lender pursuant to the respective Guaranty executed by the undersigned in favor of Lender, hereby (i) acknowledges and consents to the execution, delivery, and performance by Borrower of the foregoing Fifth Amendment to Loan Agreement and First Amendment to Consolidated, Amended and Restated Promissory Note; (ii) warrants and covenants to Lender that, except to the extent previously disclosed to Lender in writing, all representations and warranties previously made by the Guarantor to Lender are true, complete, and accurate as of the date of this Amendment; and (iii) reaffirms and agrees that the Guaranty to which the undersigned is party and all other documents and agreements executed and delivered by either the undersigned or Borrower to Lender in connection with the indebtedness represented by the Consolidated Note and the Fourth Amended and Restated Promissory Note are all in full force and effect.

IN WITNESS WHEREOF, the undersigned has duly consented to and executed this Fifth Amendment to Loan Agreement and First Amendment to Consolidated, Amended and Restated Promissory Note as of the day and year first above written.

GUARANTOR:

SADDLEBROOK INTERNATIONAL TENNIS, INC.

Thomas L. Dempsey, Chief Executive Officer

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this             day of December, 2011, by Thomas L. Dempsey, the Chief Executive Officer of SADDLEBROOK INTERNATIONAL TENNIS, INC., a Florida corporation, on behalf of the corporation, who      is personally known to me OR      produced a             Drivers License as identification.

Notary Signature

(NOTARY SEAL)

(Type, Stamp or Print Name)

NOTARY PUBLIC
State of Florida at Large
My Commission Expires:

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